Exhibit 32.2


            CERTIFICATION OF PRINCIPAL ACCOUNTING OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q of Sunshine PCS Corporation (the "Company") for the three and six months ended June 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Robert E. Dolan, as Principal Accounting Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.



                                         /s/    Robert E. Dolan
                                         -----------------------------------
                                         Name: Robert E. Dolan
                                         Title: Principal Accounting Officer


Date: August 8, 2008